INVENTORIES	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
INVENTORIES
7.	INVENTORIES

	September 30,	December 31,
(in millions)	2012	2011
Crude oil and refinery feedstocks	$3.5	$9.1
Refined products	118.6	109.1
Merchandise	19.6	21.1
Supplies and sundry items	14.5	14.8

Total	$156.2	$154.1

The LIFO method accounted for 78% and 77% of total inventory value at September 30, 2012 and December 31, 2011, respectively. Current acquisition costs were estimated to exceed the LIFO inventory value by $3.4 million and $20.0 million at September 30, 2012 and December 31, 2011, respectively.

6. INVENTORIES

(in millions)	December 31, 2011	December 31, 2010
Crude oil and refinery feedstocks	$9.1	$24.3
Refined products	109.1	102.7
Merchandise	21.1	14.8
Supplies and sundry items	14.8	14.6

Total	$154.1	$156.4

The LIFO method accounted for 77% and 81% of total inventory value at December 31, 2011 and 2010, respectively. Current acquisition costs were estimated to exceed the LIFO inventory value by $20.0 million and $2.1 million at December 31, 2011 and 2010, respectively. During 2011, reductions in quantities of crude oil and refinery feedstocks inventory resulted in a liquidation of LIFO inventory quantities acquired at lower costs in prior years. The 2011 LIFO liquidation resulted in a decrease in cost of sales of approximately $4.1 million. As a result of LIFO inventory liquidations in prior periods, cost of sales decreased and income from operations increased by $2.1 million, $2.1 million and $1.7 million for the Successor Period ended December 31, 2010, the eleven months ended November 30, 2010, and the year ended December 31, 2009, respectively.